Exhibit 99.1

MobileIron Announces Fourth Quarter 2019 Results

MOUNTAIN VIEW, Calif., February 6, 2020 -- MobileIron (NASDAQ: MOBL) today announced results for its fourth quarter and fiscal year ended December 31, 2019.

Fourth Quarter 2019 Financial Highlights

•	Revenue was $54.1 million, flat year-over-year.
•	ARR was $179.5 million, up 10% year-over-year.

Fiscal Year 2019 Financial Highlights

•	Revenue was $205.2 million, up 6% year-over-year.
•	GAAP operating margin was -23%; non-GAAP operating margin was -4.2%.
•	GAAP net loss per share was $0.44; non-GAAP net loss per share was $0.09.
•	Cash used in operating activities was $2.4 million.

“Despite continued headwinds in Europe, I am pleased that the team delivered on our revenue and ARR guidance,” said Simon Biddiscombe, CEO, MobileIron.  “As we move into 2020, MobileIron will complete its transition to a subscription-led business.  By the middle of this year we will only sell our new seats in subscription form and stop selling perpetual licenses.  MobileIron has led the market in delivering solutions that leverage and complement our strong UEM foundation – from Access to Threat Defense to zero sign on – and that innovation is only delivered through the cloud.  With a focus on helping maintenance customers migrate to the cloud in 2020, MobileIron will drive cloud adoption to ensure our customers have seamless access to our latest breakthroughs to secure them in the zero trust world.”

	December 31,
(in millions, except percentages)	2019	2018
Total ARR	$179.5	$162.6
Year-over-year percentage increase	10%	20%
Subscription ARR	$113.9	$95.9
Year-over-year percentage increase	19%	32%
Perpetual license support ARR	$65.6	$66.7
Year-over-year percentage increase	(2)%	6%

Financial Outlook

The company is providing the following outlook for its first quarter 2020 (ending March 31, 2020):

•	Revenue is expected to be between $46 million and $49 million, for a decline of 4% to up 2% year-over-year.
•	Non-GAAP gross margin is expected to be approximately 78%.
•	Non-GAAP operating expenses are expected to be between $45 million and $46 million.

The company is providing the following outlook for 2020 (ending December 31, 2020):

•	ARR is expected to grow between 12% and 16% by year end, where growth in the first half will be closer to 10%

•	Revenue is expected to be between $195 million and $205 million, for a decline of 5% to flat over 2019.
•	Non-GAAP operating margin is expected to be between negative 5% and negative 10%.

Fourth Quarter 2019 Business Highlights

Milestones and Recognition

•

Named a Leader by Forrester Research in the Forrester Wave™: Unified Endpoint Management, Q4 2019 report[1]. MobileIron garnered the highest possible scores in the partner ecosystem and product support and services criteria. Also recognized as the only UEM vendor and a Strong Performer in the Forrester Wave™: Zero Trust eXtended Ecosystem Platform Providers, Q4 2019.

•

Recognized by Gartner as a November 2019 Peer Insights Customers’ Choice for Unified Endpoint Management Tools. MobileIron is the only Leader in the 2019 Gartner Magic Quadrant for Unified Endpoint Management Tools to also be named a 2019 Customers’ Choice for the UEM Tools, and has been named a Gartner Peer Insights Customers’ Choice for the UEM market for the third time in a row.

•

Named a Leader in three IDC MarketScape reports for UEM and EMM capabilities: Worldwide Unified Endpoint Management Software 2019–2020 Vendor Assessment, Worldwide Enterprise Mobility Management Software 2019-2020 Vendor Assessment, and the Worldwide Enterprise Mobility Management Software for Ruggedized/ IoT Device Deployments 2019-2020 Vendor Assessment. MobileIron was also named a Major Player in the IDC MarketScape: Worldwide Enterprise Mobility Management Software for SMB 2019-2020 Vendor Assessment.

•	Named as the Mobile Security Solution Provider of the Year winner at the Mobile Breakthrough Awards out of over 2,500 nominations.
•	Selected as a finalist by SC Magazine’s 2020 SC Awards in the Trust Awards – Best Mobile Security Solution. The winner will be announced on February 25, 2020.
•	Won the Computing Magazine’s Security Excellence Award for Security Innovation - Mobile, due to MobileIron’s zero sign-on capabilities.
•	Awarded one additional US patent for mobile security, bringing MobileIron’s total number of awarded patents to 94.

Platform

•

Announced integration with Zebra Technologies’ LifeGuard™ Over the Air (OTA) for Android™ security solution, providing robust security and management while enabling front-line workers with secure mobile productivity on their Zebra enterprise-class devices.

•

Completed work to offer MobileIron Threat Defense (MTD) as part of our FedRAMP Authorized MobileIron Cloud offering, meaning federal agencies can build upon MobileIron Cloud with MTD for mobile threat detection and remediation.

1 The Forrester Wave™ is copyrighted by Forrester Research, Inc. Forrester and Forrester Wave™ are trademarks of Forrester Research, Inc. The Forrester Wave™ is a graphical representation of Forrester’s call on a market. Forrester does not endorse any vendor, product, or service depicted in the Forrester Wave™. Information is based on best available resources. Opinions reflect judgment at the time and are subject to change.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expense, amortization of intangible assets and restructuring expense. We do not provide a reconciliation of forward-looking non-GAAP financial measures to corresponding GAAP measures due to our inability to project certain charges and expenses. The company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fourth quarter of 2018 and 2019 and for fiscal year 2018 and 2019.

Conference Call and Webcast

MobileIron will report final results for the fourth quarter and fiscal year 2019 on Thursday, February 6, 2020 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Time (4:30 p.m. ET) to discuss the company's financial results, product announcements and business highlights. Interested parties may access the call by dialing 1-866-602-7050 in the U.S. or 1-409-216-6455 from international locations (conference ID #6236138). The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com.  A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, goals or intentions regarding future performance. Forward-looking statements in this press release include, but are not limited to, statements regarding MobileIron's revenue, operating expenses, ARR, the timing for moving to a subscription-led business and ceasing perpetual licenses, cost structure, GAAP and non-GAAP financial metrics, as well as statements that we expect to continue to see progress migrating customers to the cloud, that we believe we are ideally poised to capitalize on the market of IT departments shifting to address the threats of a Zero Trust world, that we will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience, that our continued focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory, and all statements under the heading “Financial Outlook.” Forward-looking statements involve certain risks and uncertainties, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, the adoption by our customers of our subscription-led model, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of our intellectual property portfolio, litigation, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron is redefining enterprise security with its mobile-centric, zero trust platform built on the foundation of unified endpoint management (UEM) to secure access and protect data across the perimeter-less enterprise. Zero trust assumes that bad actors are already in the network and secure access is determined by a “never trust, always verify” approach. MobileIron goes beyond identity management and gateway approaches by utilizing a more comprehensive set of attributes before granting access. A mobile-centric, zero trust approach validates the device, establishes user context, checks app authorization, verifies the network, and detects and remediates threats before granting secure access to a device or user.

The MobileIron security platform is built on the foundation of award-winning and industry-leading unified endpoint management (UEM) capabilities with additional zero trust-enabling technologies, including zero sign-on (ZSO), multi-factor authentication (MFA), and mobile threat defense (MTD). Over 20,000 customers, including the world’s largest financial institutions, intelligence agencies and other highly regulated companies, have chosen MobileIron to enable a seamless and secure user experience by ensuring only authorized users, devices, apps, and services can access business resources.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2018 AND 2019
(Amounts in thousands)
(Unaudited)

	December 31, 2018	December 31, 2019
Assets
Current assets:
Cash and cash equivalents (1)	$104,613	$94,415
Short-term investments (1)	1,000	—
Accounts receivable - net	60,994	58,815
Deferred commissions - current	8,265	9,825
Prepaid expenses and other current assets	8,367	11,965
Total current assets	183,239	175,020
Property and equipment - net	7,046	4,804
Operating lease right-of-use assets	—	13,683
Deferred commissions - noncurrent	9,066	8,077
Goodwill	5,475	5,475
Other assets	5,561	5,371
Total assets	$210,387	$212,430

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,154	$1,310
Accrued expenses	27,347	24,792
Lease liabilities - current	—	5,664
Unearned revenue - current	74,177	85,153
Customer arrangements with termination rights	19,367	16,130
Total current liabilities	123,045	133,049
Lease liabilities - noncurrent	—	10,088
Unearned revenue - noncurrent	31,660	33,058
Other long-term liabilities	1,565	237
Total liabilities	156,270	176,432
Stockholders’ equity:
Common stock	11	11
Additional paid-in capital	462,004	504,041
Treasury stock	(3,831)	(15,141)
Accumulated deficit	(404,067)	(452,913)
Total stockholders’ equity	54,117	35,998
Total liabilities and stockholders' equity	$210,387	$212,430

(1) Total cash and cash equivalents and short-term investments	$105,613	$94,415

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	December 31, 2018	December 31, 2019
Revenue:
Cloud services	$14,533	$17,871
License	18,011	13,655
Software support and services	21,579	22,562
Total revenue	54,123	54,088
Cost of revenue:
Cloud services (1)	4,095	5,957
License	1,795	581
Software support and services (1)	4,673	4,382
Total cost of revenue	10,563	10,920
Gross profit	43,560	43,168
Operating expenses:
Research and development (1)	19,975	18,667
Sales and marketing (1)	23,335	23,420
General and administrative (1)	7,800	8,088
Restructuring charge	—	524
Total operating expenses	51,110	50,699
Operating loss	(7,550)	(7,531)
Other income (expense) - net	645	374
Loss before income taxes	(6,905)	(7,157)
Income tax expense	304	797
Net loss	$(7,209)	$(7,954)
Net loss per share, basic and diluted	$(0.07)	$(0.07)
Weighted-average shares used to compute net loss per share, basic and diluted	105,967	112,424

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Cloud services	$468	$567
License	—	—
Software support and services	866	669
Research and development	4,201	3,595
Sales and marketing	2,123	2,296
General and administrative	2,285	1,518
	$9,943	$8,645

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMEBER 31, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Twelve Months Ended
	December 31, 2018	December 31, 2019
Revenue:
Cloud services	$50,714	$67,034
License	59,338	49,469
Software support and services	83,140	88,733
Total revenue	193,192	205,236
Cost of revenue:
Cloud services (1)	12,719	21,370
License (2)	3,270	2,004
Software support and services (1)	18,933	18,715
Restructuring charge	—	300
Total cost of revenue	34,922	42,389
Gross profit	158,270	162,847
Operating expenses:
Research and development (1)	78,047	79,556
Sales and marketing (1)	94,204	97,519
General and administrative (1)	28,880	30,565
Restructuring charge	—	3,282
Total operating expenses	201,131	210,922
Operating loss	(42,861)	(48,075)
Other income (expense) - net	1,124	1,361
Loss before income taxes	(41,737)	(46,714)
Income tax expense	1,347	2,132
Net loss	$(43,084)	$(48,846)
Net loss per share, basic and diluted	$(0.42)	$(0.44)
Weighted-average shares used to compute net loss per share, basic and diluted	102,527	109,973

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Cloud services	$1,530	$2,055
License	—	—
Software support and services	3,476	3,040
Research and development	15,981	14,610
Sales and marketing	9,464	8,663
General and administrative	7,985	7,436
	$38,436	$35,804

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$100	$-
	$100	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2018 AND 2019
(Amounts in thousands)
(Unaudited)
	Twelve Months Ended
	December 31, 2018	December 31, 2019

Cash flows from operating activities:
Net loss	$(43,084)	$(48,846)
Adjustments to reconcile net loss to net cash provided by (used) in operating activities:
Stock-based compensation expense	38,436	35,804
Depreciation	3,846	3,426
Amortization of intangible assets	100	—
Amortization (accretion) of premium on investment securities	(50)	(24)
Provision for doubtful accounts	199	—
Impairment of right-of-use assets	—	1,328
Loss (gain) on disposal of equipment	25	185
Changes in operating assets and liabilities:
Accounts receivable	(10,564)	2,179
Deferred commissions	1,078	(572)
Other current and noncurrent assets	(5,535)	(582)
Accounts payable	715	(775)
Unearned revenue	28,815	12,374
Customer arrangements with termination rights	(179)	(3,237)
Accrued expenses and other long-term liabilities	355	(3,666)
Net cash provided by (used in) operating activities	14,157	(2,406)

Cash flows from investing activities:
Purchase of property and equipment	(1,956)	(1,518)
Proceeds from maturities of investment securities	15,900	5,150
Purchases of investment securities	(10,053)	(4,126)
Net cash provided by (used in) investing activities	3,891	(494)

Cash flows from financing activities:
Proceeds from employee stock purchase plan	4,424	4,396
Proceeds from exercise of stock options	6,514	5,508
Taxes paid for net settlement of equity awards	(4,862)	(5,892)
Amounts withheld for net settlement of equity awards	(1,513)	—
Repurchases of common stock	(3,831)	(11,310)
Net cash provided by (used in) financing activities	732	(7,298)

Net change in cash and cash equivalents	18,780	(10,198)
Cash and cash equivalents at beginning of period	85,833	104,613
Cash and cash equivalents at end of period	$104,613	$94,415

Non-GAAP Financial Measures and Reconciliations and Other Metrics

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, and restructuring expense.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Restructuring expense: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to a reduction in our workforce, contract termination costs, and the exit of an office facility. Restructuring expense may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets,  and restructuring expense from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation, restructuring expense, and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Free cash flow: Our non-GAAP financial measures also include free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business relative to certain of these non-GAAP measures.

Other Metrics

Annual Recurring Revenue (ARR). Beginning with the fourth quarter of 2018, we began monitoring a new operating metric, Total ARR, which is defined as the annualized value of all recurring revenue contracts active at the end of a reporting period. Total ARR includes the annualized value of subscriptions (“Subscription ARR”) and the annualized value of software support contracts related to perpetual licenses (“Perpetual license support ARR”) active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. We are monitoring these metrics because they align with how our customers are increasingly purchasing our solutions and how we are managing our business. These ARR measures should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace those items. ARR is not an indicator of future revenue and can be impacted by contract start and end dates and renewal rates.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2018	December 31, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$43,560	$43,168
Stock-based compensation expenses	1,334	1,236
Non-GAAP gross profit	$44,894	$44,404

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.5%	79.8%
GAAP to non-GAAP gross margin adjustments	2.4%	2.3%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	82.9%	82.1%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(7,550)	$(7,531)
Stock-based compensation expenses	9,943	8,645
Restructuring charge	-	524
Non-GAAP operating income	$2,393	$1,638

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(13.9)%	(13.9)%
GAAP to non-GAAP operating margin adjustments	18.3%	16.9%
Non-GAAP operating margin: Non-GAAP operating income over non-GAAP total revenue	4.4%	3.0%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(7,209)	$(7,954)
Stock-based compensation expenses	9,943	8,645
Restructuring charge	-	524
Non-GAAP net income	$2,734	$1,215

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2018	December 31, 2019
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.07)	$(0.07)
Stock-based compensation expenses per share	0.10	0.08
Restructuring charge	-	-
Non-GAAP net income per share	$0.03	$0.01

Free cash flow reconciliation:
Cash provided by operating activities	$7,062	$10
Purchase of property and equipment	(576)	(285)
Free cash flow	$6,486	$(275)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2018	December 31, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$158,270	$162,847
Stock-based compensation expenses	5,006	5,095
Amortization of intangible assets	100	-
Restructuring charge	-	300
Non-GAAP gross profit	$163,376	$168,242

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.9%	79.3%
GAAP to non-GAAP gross margin adjustments	2.7%	2.7%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	84.6%	82.0%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(42,861)	$(48,075)
Stock-based compensation expenses	38,436	35,804
Amortization of intangible assets	100	-
Restructuring charge	-	3,582
Non-GAAP operating loss	$(4,325)	$(8,689)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(22.2)%	(23.4)%
GAAP to non-GAAP operating margin adjustments	20.0%	19.2%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(2.2)%	(4.2)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(43,084)	$(48,846)
Amortization of intangible assets	100	-
Stock-based compensation expenses	38,436	35,804
Restructuring charge	-	3,582
Non-GAAP net loss	$(4,548)	$(9,460)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2018	December 31, 2019
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.42)	$(0.44)
Stock-based compensation expenses per share	0.38	0.32
Amortization of intangible assets	-	-
Restructuring charge	-	0.03
Non-GAAP net loss per share	$(0.04)	$(0.09)

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$14,157	$(2,406)
Purchase of property and equipment	(1,956)	(1,518)
Free cash flow	$12,201	$(3,924)

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	31-Dec-18	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19

Annual Recurring Revenue:
Subscription ARR	$95,858	$100,421	$106,115	$108,559	$113,895
Perpetual license support ARR	66,722	66,764	65,850	65,737	65,645
Total ARR	$162,580	$167,185	$171,965	$174,296	$179,540

Revenue:
United States	$20,972	$19,612	$21,861	$23,376	$21,866
International	33,151	28,470	29,004	28,825	32,222
Total revenue	$54,123	$48,082	$50,865	$52,201	$54,088

Disaggregation of Revenue:
Cloud services	$14,533	$15,261	$16,311	$17,591	$17,871
Upfront on-premise subscription	5,616	3,952	7,478	5,964	4,628
Ratable on-premise subscription	4,319	4,458	4,512	4,902	5,037
Software support on perpetual licenses	16,299	16,110	16,196	16,363	16,314
Recurring revenue	40,767	39,781	44,497	44,820	43,850
Perpetual license	12,395	7,419	4,749	6,252	9,027
Professional services	961	882	1,619	1,129	1,211
Non-recurring revenue	13,356	8,301	6,368	7,381	10,238
Total revenue	$54,123	$48,082	$50,865	$52,201	$54,088

Non-GAAP Metrics:
Non-GAAP gross profit	$44,894	$39,336	$41,708	$42,794	$44,404
Non-GAAP operating income (loss)	$2,393	$(6,150)	$(4,350)	$173	$1,638
Free cash flow	$6,486	$7,639	$(5,091)	$(6,197)	$(275)

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555